Exhibit 10.32

ADDENDUM TO CONTRACT RS-789/95 I, EXECUTED BY AND BETWEEN COPESUL — COMPANHIA PETROQUÍMICA DO SUL AND OPP POLIETILENOS S.A.

COPESUL — COMPANHIA PETROQUÍMICA DO SUL, established at BR-386, Tabai/Canoas Roadway, km. 419, Southern Petrochemical Pole, in Triunfo-RS — Zip Code 95853-000, enrolled in the National Registry of Legal Entities of the Ministry of Finance under No. 88 948 492/0001-92, hereinafter named COPESUL, represented in this act under the terms of its By-laws by its Directors, ROGÉRIO AFFONSO DE OLIVEIRA and BRUNO ALBUQUERQUE PIOVESAN, and OPP QUÍMICA S.A., with industrial plant at BR-386 — Tabai/Canoas Roadway — km 419, Via do Contorno No. 1216, lII Petrochemical Pole, Passo Raso, in Triunfo-RS — Zip Code 95853-000, enrolled in the National Registry of Legal Entities of the Ministry of Finance under No. 16 313 363/0007-02, hereinafter named OPP PE, legally represented in this act pursuant to its By-laws by its Director OSVALDO URDANIZ DEIRO and by its proxy GUILHERME GUARAGNA, have mutually adjusted to execute this ADDENDUM to the contract of purchase and sale of ETHYLENE executed on August 30, 1995, which will be governed by the clauses and conditions described below.

FIRST CLAUSE — SUBJECT MATTER

1.1.	The subject matter of this addendum is to change the contracted company’s social denomination, and to revise the specification for the ethylene supplied by COPESUL, and the technical rule for metrics.

SECOND CLAUSE — SOCIAL DENOMINATION

2.1.	As of February 8, 2001, the social denomination of OPP POLIETILENOS S.A. is changed to OPP QUÍMICA S.A., as described in item III, page 10, of the minutes of the extraordinary general meeting held on December 29, 2000, undertaking all rights and obligations arising from this contract.

THIRD CLAUSE — QUALITY AND METRICS

3.1.	In this contract are respectively replaced, the specification for ethylene in Enclosure I effective as of March 13, 2001, and the technical rule for metrics in Enclosure II effective as of September 24, 1998.

FOURTH CLAUSE — ENCLOSURES

4.1.	Copies of the following documents become an integral part of this addendum, as enclosures thereto:

Enclosure 1 -	Certificate of summary minutes of the extraordinary general meeting of December 29, 2000, filed with the Trade Board of the State of Bahia, under No. 96294674, protocol 010184511, registry on February 01, 2001;

Enclosure 2 -	Copy of the Identification Card of Legal Entity — CNPJ;

Enclosure 3 -	Copy of the State Inscription Card — CAD ICMS;

Enclosure 4 -	Specification EPR-4.3-000-001 — Revision 4 — Ethylene;

Enclosure 5 -	Notes from the Meeting of the technical group of the Expansion Projects, dated March 9 and 26, 1999;

Enclosure 6 -	Rule N-IS-001 — Revision 8 — General Rule for Metrics of COPESUL’s Petrochemical Products and Utilities, with the industrial units of the Southern Petrochemical Pole.

And being thus agreed and contracted, binding themselves and their successors, the parties sign this ADDENDUM on 2 (two) copies of equal content and for the same and only effect, in the presence of the witnesses that also sign it.

Triunfo, May 22, 2001.

(Signed by) Rogério Affonso de Oliveira, CPF: 164 896 160-68	(Signed by) Bruno Albuquerque Piovesan, CPF: 228 982 800-97

COPESUL — COMPANHIA PETROQUÍMICA DO SUL

(Signed by) Osvaldo Urdaniz Deiro CPF: 157 224 900-59	(Signed by) Guilherme Guaragna CPF: 290 128 130-34

OPP QUÍMICA S.A.

Witnesses:

(illegible signature) Name: Karim Madalena Hans CPF: 483 328 280-15	(illegible signature) Name: Cláudio Fernandez Reinert CPF: 262 722 100-00